EXHIBIT (10)(d)

                     SCHEDULE OF CERTAIN EXECUTIVE OFFICERS
                     --------------------------------------

The following sets forth the following information with respect to the Amendment Agreements filed as Exhibit 10(c) to this Report: (i) the name of each executive officer who has signed the Agreement; (ii) the title and date of the agreement being amended; and (iii) the section of the agreement being amended.

Executive Officer         Title and Date of          Section of Agreement
                          Amended Agreement          Amended

Linda R. Altemus          Change-in-Control          Clause (ii), Section 3(a)
                          Agreement dated as of
                          May 1, 2001

George R. Bennyhoff       Second Amended and         Clause (ii), Section 3(a)
                          Restated Change-in-Control
                          Agreement dated as of
                          May 1, 2001

Steven A. Ellers          Second Amended and          Clause (ii), Section 3(a)
                          Restated Change-in-Control
                          Agreement dated as of
                          May 1, 2001

John R. Gailey III        Second Amended and          Clause (ii), Section 3(a)
                          Restated Change-in-Control
                          Agreement dated as of
                          May 1, 2001

Herbert L. Hugill         Change-in-Control           Clause (ii), Section 3(a)
                          Agreement dated as of
                          May 1, 2001

William G. Little         Amended and Restated       First sentence of
                          Employment Agreement       Clause ii,  Section 8.1(a)
                          dated as of May 1, 2001

Donald E. Morel, Jr.      Second Amended and         Clause (ii), Section 3(a)
                          Restated Change-in-Control
                          Agreement dated as of
                          May 1, 2001